Exhibit 10.7(g)


                                                                [EXECUTION COPY]

                           SUBSIDIARY PLEDGE AGREEMENT


     This SUBSIDIARY PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of January 26, 1996, is made by each Subsidiary (as defined in the Credit Agreement referred to below) a signatory hereto on the date hereof and each other Subsidiary that may, from time to time become, pursuant to the terms of the Credit Agreement, a party hereto (individually, a "Pledgor" and collectively, the "Pledgors"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated and otherwise modified from time to time, the "Credit Agreement"), among Keebler Acquisition Corp., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), the Co-Agents named therein and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interest of each Pledgor to execute this Pledge Agreement inasmuch as each Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;


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     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Pledgor jointly and severally agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Collateral" is defined in Section 2.1.

     "Credit Agreement" is defined in the first recital.

     "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

     "Lender Party" means, as the context may require, each Lender, the Issuer, each Co-Agent and the Administrative Agent and each of their respective successors, transferees and assigns.

     "Lenders" is defined in the first recital.

     "Pledge Agreement" is defined in the preamble.

     "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.


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     "Pledged Notes" means all promissory notes of each Pledged Note Issuer in the form satisfactory to the Administrative Agent or substantially the form of Exhibit A hereto which are delivered by such Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with
Section 4.5, are amended, modified or supplemented from time to time and together with any promissory note of such Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

     "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by each Pledgor to the Administrative Agent or may from time to time hereafter be delivered by each Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as issuer of the Pledged Shares identified opposite the name of such Person.

     "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by such Pledgor to the Administrative Agent as Pledged Property hereunder.

     "Pledgor" is defined in the preamble.

     "Secured Obligations" is defined in Section 2.2.

     "Securities Act" is defined in Section 6.2.

     "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


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                                   ARTICLE II

                                     PLEDGE

     SECTION 2.1. Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

     SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise and all obligations of each Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which it is or may become a party (all such obligations of the Borrower and each Pledgor being the "Secured Obligations").

     SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form


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for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 2.4. Payment on Pledged Notes. If any payment of a Pledged Note issued by the Borrower to a Pledgor is paid by the Borrower to a Pledgor in contravention of the Intercompany Subordination Agreement, such Pledgor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.4 hereto).

     SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of all Commitments,

            (b) be binding upon each Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon
(i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in respect of clause (i)) or all Collateral (with respect to clause (ii)). Upon any such sale, transfer disposition, or termination, the Administrative Agent will, at such Pledgor's sole expense, deliver to such Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.


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     SECTION 2.6. Security Interest Absolute. All rights of the Administrative
Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor,

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise,

            (e) any amendment to, recision, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

            (f) any addition, exchange, release, surrender or non- perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or


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            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.7. Postponement of Subrogation. Each Pledgor covenants and agrees that it will not exercise any rights which it may acquire by way of subrogation under this Pledge Agreement, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor. Any amount paid to such Pledgor on account of any such subrogation rights prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided however, that if

            (a) such Pledgor has made payment to the Lender Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

            (b) all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated.

each Lender Party and each holder of Note agrees that, at such Pledgor's request, the Lender Parties and the holders of the Notes, will execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Pledgor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, such Pledgor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Pledge Agreement to any Lender Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties, etc. Each Pledgor represents insofar as the representations and warranties


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contained herein are applicable to such Pledgor and its properties, to each
Lender Party, as of the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by each Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

     SECTION 3.1.1. Ownership, No Liens, etc. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) its Collateral, free and clear of all Liens except any Lien granted pursuant hereto in favor of the Administrative Agent.

     SECTION 3.1.2. Valid Security Interest. The execution and delivery of this Pledge Agreement, together with the delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral, subject to Section 9- 306 of the U.C.C.

     SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by such Pledgor that are required to be delivered in pledge under the terms of the Credit Agreement. Such Pledgor has no Subsidiary other than the Pledged Share Issuers (other than, in the case of Keebler Company, the Designated Subsidiaries that are not-for-profit corporations).

     SECTION 3.1.4. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by such Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by such Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge


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      Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1. Protect Collateral; Further Assurances, etc. Each Pledgor agrees and covenants that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). Each Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     SECTION 4.2. Stock Powers, etc. Each Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by it pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

     SECTION 4.3. Continuous Pledge. Subject to Section 2.4, each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged


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Notes, all interest, principal and other proceeds received by the Administrative
Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by it or distributable to it in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     SECTION 4.4. Voting Rights; Dividends, etc. Each Pledgor agrees:

            (a) after any (i) Default of the nature referred to in Section 8.1.9 of the Credit Agreement shall have occurred and be continuing or (ii) any other Event of Default shall have occurred and be continuing, and the giving of notice from the Administrative Agent of its intent to exercise its remedies (in the case of this clause (a)(ii)), such Pledgor will deliver promptly upon receipt thereof (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified each Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.4(b)

                  (i) the Administrative Agent may exercise (to the exclusion of each Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and each Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by such Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart


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from its other property in trust for the Administrative Agent. The
Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), such Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

     SECTION 5.1. Administrative Agent Appointed Attorney-in- Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and continuation of an Event of Default and subject to delivery of notice to such Pledgor to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.


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Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as such Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall


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      be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in each
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of each Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, it will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such


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      instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lender Parties by reason of the failure by any Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if any Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

     SECTION 6.3. Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section
10.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Obligations or in the event that such proceeds are insufficient to pay in full the Obligations, equally and ratably in accordance with each Lender's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Rate Protection Agreement (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Lender under such Rate Protection Agreement, as the case may be, then to pay (or cash collateralize) the remaining Obligations; (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to each Pledgor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender under a Rate Protection Agreement to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement. Each Pledgor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through (iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

     SECTION 6.5. Indemnity and Expenses. Each Pledgor hereby jointly and severally indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, each Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by any Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which each Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4. Addresses for Notices. All notices and other communications provided to such Pledgor under this Pledge Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such Pledgor at its address or facsimile number set forth in the Subsidiary Guaranty or at such other address or facsimile number as may be designated by such Pledgor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR

COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR Each Pledgor SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EACH PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

     SECTION 7.9. Waiver of Jury Trial. EACH PLEDGOR AND EACH LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EACH PLEDGOR OR ANY LENDER PARTY. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT AND THE LENDER PARTIES ENTERING INTO THE CREDIT AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         UB INVESTMENTS US INC.
                                         SHAFFER, CLARKE & CO., INC.
                                         JOHNSTON'S READY-CRUST COMPANY
                                         KEEBLER COMPANY
                                         EMERALD INDUSTRIES, INC.
                                         ATHENS PACKAGING, INC.
                                         BAKE-LINE PRODUCTS INC.
                                         STEAMBOAT CORPORATION
                                         ILLINOIS BAKING CORPORATION
                                         KEEBLER COOKIE AND CRACKER COMPANY
                                         HOLLOW TREE COMPANY
                                         KEEBLER COMPANY/PUERTO RICO, INC.
                                         KEEBLER H.C., INC.
                                         KEEBLER-GEORGIA, INC.


                                         By
                                           --------------------------------
                                            Title:


                                         THE BANK OF NOVA SCOTIA,
                                           as Administrative Agent


                                         By
                                           --------------------------------
                                            Title:

                                                                       EXHIBIT A
                                                                              to
                                                     Subsidiary Pledge Agreement

                                 PROMISSORY NOTE


$_________________                                        ________________, 19__


     FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "Maker"), promises to pay to the order of ______________________, a __________ corporation (the "Payee"), on demand the aggregate unpaid principal amount of an intercompany loan made by the Payee to the Maker.

     The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to such rate per annum as shall be agreed upon from time to time by the Payee and the Maker payable at such times as shall be agreed upon by the Payee and the Maker, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee and notified to the Maker and shall be recorded on the books and records of the Maker and the Payee. Upon notice from the Administrative Agent (hereinafter defined) that an Event of Default (as defined in the Credit Agreement, hereinafter defined) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

     This Note is one of the Pledged Notes referred to in, and evidences Indebtedness incurred pursuant to, clause (f) or clause (g) of Section 7.2.2 of the Credit Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated and otherwise modified from time to time, the "Credit Agreement"), among the Payee, The Bank of Nova Scotia, as the administrative agent (the "Administrative Agent"), the various financial institutions as are, or may from time to time become, parties thereto and the Co-Agents named therein. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

     In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                           [Name of Maker]


                                           By _____________________________
                                             Title:  ______________________

                                           Pay to the order of THE BANK
                                           OF NOVA SCOTIA

                                           [NAME OF PAYEE]


                                           By _____________________________
                                              Title:  _____________________

                                      GRID

         Intercompany Loans made by _______________ to _____________________ and payments of principal of such Loans.


================================================================================
             Amount of        Amount of     Outstanding
            Intercompany      Principal      Principal           Notation
  Date          Loan           Payment        Balance             Made By
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

================================================================================

                                                                    ATTACHMENT 1
                                                                              to
                                                     Subsidiary Pledge Agreement

                                    PLEDGOR:
                                 KEEBLER COMPANY

Item A.  Pledged Notes

Pledged Note Issuer                      Description
- -------------------                      -----------

Item B.  Pledged Shares

Pledged Share Issuer                           Description of Shares
- --------------------------------   ---------------------------------------------
                                                                        % of
                                                                     Outstanding
                                       Authorized      Outstanding     Shares
                                         Shares          Shares        Pledged
- ----------------------------------   ---------------  -----------   -----------
Steamboat Corporation                  10,000             500            100
- ----------------------------------   ---------------  -----------   -----------
Illinois Baking Corporation                10              10            100
- ----------------------------------   ---------------  -----------   -----------
Keebler Cookie and Cracker Company         10              10            100
- ----------------------------------   ---------------  -----------   -----------
Hollow Tree Company                       100             100            100
- ----------------------------------   ---------------  -----------   -----------
Keebler Company/Puerto Rico, Inc.       1,000             100            100
- ----------------------------------   ---------------  -----------   -----------
Keebler H.C., Inc.                      1,000           1,000            100
- ----------------------------------   ---------------  -----------   -----------
Keebler-Georgia, Inc.                 100,000             500            100
- ----------------------------------   ---------------  -----------   -----------
Keebler Foreign Sales Corporation       2,500           1,000             65
- ----------------------------------   ---------------  -----------   -----------

- ----------------------------------   ---------------  -----------   -----------

- ----------------------------------   ---------------  -----------   -----------

- ----------------------------------   ---------------  -----------   -----------

- ----------------------------------   ---------------  -----------   -----------